Exhibit 10.9

Execution Version

OMNIBUS CONSENT, JOINDER AND AMENDMENT NO. 3 TO CREDIT AND SECURITY AGREEMENT

This OMNIBUS CONSENT, JOINDER AND AMENDMENT NO. 3 TO CREDIT AND SECURITY AGREEMENT (this “Agreement”) is made as of this 4th day of September, 2018, by and among MOHAWK GROUP, INC., a Delaware corporation (“Mohawk”) and each of its direct and indirect subsidiaries set forth on the signature pages hereto (each being referred to herein individually as an “Original Borrower”, and collectively as “Original Borrowers”), MOHAWK GROUP HOLDINGS, INC., a Delaware corporation (“New Borrower”, and New Borrower, together with the Original Borrowers, the “Borrowers”), MIDCAP FUNDING X TRUST, as successor to MidCap Financial Trust (as Agent for Lenders, in such capacity and together with its permitted successors and assigns, “Agent”), MIDCAP FUNDING V TRUST and MIDCAP FUNDING X TRUST, each individually as a Lender, and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A. Agent, Lenders and Original Borrowers are parties to that certain Credit and Security Agreement, dated as of October 16, 2017 (as amended by that certain Amendment No. 1 to Credit and Security Agreement and Limited Waiver, dated as of April 5, 2018, that certain Amendment No. 2 to Credit and Security Agreement and Limited Consent, dated as of August 8, 2018 and as further amended, modified, supplemented and restated from time to time prior to the date hereof, the “Original Credit Agreement” and as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers and certain of their Affiliates in the amounts and manner set forth in the Credit Agreement.

B. Borrowers desire to consummate the acquisition of Mohawk by New Borrower in accordance with the terms of that certain Agreement and Plan of Merger, dated as of March 28, 2018, by and among Mohawk, MGH Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and New Borrower, a copy of which is attached hereto as Exhibit A (as amended by that certain Amendment No. 1 to the Agreement and Plan of Merger, dated as of April 1, 2018, and as in effect on the date hereof, the “Merger Agreement”), pursuant to which Mohawk will merge with and into Merger Sub, with Mohawk surviving as a wholly-owned Subsidiary of New Borrower (the “Merger”).

C. Following the consummation of the Merger, New Borrower will join the Credit Agreement as a Borrower and Original Borrowers have requested that Agent and the Lenders amend the Credit Agreement and the Pledge Agreement to join New Borrower as a party to the Credit Agreement as a Borrower, as a party to the Pledge Agreement as a Pledgor, and the other applicable Financing Documents, in each case, on and subject to the terms hereof.

D. Pursuant to Section 5.6 of the Credit Agreement, no Borrower will suffer or permit to occur any Change in Control with respect to itself, any Subsidiary or any Guarantor without the prior written consent of Agent and Required Lenders, as set forth more specifically in the Credit Agreement.

E. Borrowers have requested, and Agent and the Lenders constituting not less than Required Lenders have agreed, to amend the Original Credit Agreement to, among other things, (i) consent to the Merger and any Change in Control that may arise as a result of the Merger, (ii) join New Borrower to the Credit Agreement and (iii) amend certain terms of the Original Credit Agreement related to the Merger, all in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, the Lenders and Borrowers hereby agree as follows:

1. Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2. Limited Consent. At the request of and as an accommodation to the Borrowers, subject to the terms and conditions set forth herein, including, without limitation, the terms set forth in Section 9, Agent and the Lenders constituting not less than Required Lenders, (a) consent to the merger of Merger Sub with and into Mohawk upon the consummation of the Merger, (b) notwithstanding the restrictions on Change in Control under Section 5.6 of the Credit Agreement, hereby consent to any Change in Control that may arise as a result of New Borrower’s acquisition of 100% of the outstanding equity interests of Mohawk pursuant to the Merger Agreement and (c) consent to the joinder of the New Borrower to the Credit Agreement. The consent set forth in this Section 2 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (1) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or of any other Financing Document; (2) prejudice any right that Agent or the Lenders have or may have in the future under or in connection with the Credit Agreement or any other Financing Document; (3) constitute a consent to or waiver of any past, present or future Default or Event of Default or other violation of any provisions of the Credit Agreement or any other Financing Documents, (4) create any obligation to forbear from taking any enforcement action, or to make any further extensions of credit or (5) establish a custom or course of dealing among any of the Credit Parties, on the one hand, or Agent or any Lender, on the other hand.

3. Joinder. Subject to the satisfaction of the conditions precedent set forth in Section 9 and immediately following the consummation of the Merger:

(a) New Borrower hereby assumes the Obligations under the Credit Agreement and joins in, adopts and becomes (i) a Borrower under the Credit Agreement, (ii) a Pledgor (as defined in the Pledge Agreement) under the Pledge Agreement, and (iii) party to the other Financing Documents applicable to it as a Borrower. Each party hereto agrees that all references to “Borrower” or “Borrowers” contained in the Financing Documents are hereby deemed for all purposes to also refer to and include New Borrower as a Borrower, and New Borrower hereby agrees to comply with all of the terms and conditions of the Financing Documents as if such New Borrower was an original signatory thereto.

(b) Without limiting the generality of the provisions of subparagraph (a) above, each party agrees that the “Pledged Collateral” (as defined in the Pledge Agreement) owned by New Borrower as of the date hereof and listed in Exhibit B shall be and become a part of the Pledged Collateral referred to in Pledge Agreement and shall secure all Obligations referred to and in accordance with said Pledge Agreement.

4. Amendments to Original Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 9 below, the Original Credit Agreement is hereby amended as follows:

(a) The following definitions are hereby added to Section 1.1 of the Original Credit Agreement in their respective alphabetic order:

“Merger Agreement” has the meaning set forth in the Third Amendment.

“Mohawk Holdco” means Mohawk Group Holdings, Inc., a Delaware corporation.

“Registration Rights Agreement” means that certain Registration Rights Agreement dated as of April 6, 2018, by and among Mohawk Holdco, the purchasers, brokers and other persons party thereto.

“Third Amendment” means that certain Omnibus Consent, Joinder and Amendment No. 3 to Credit and Security Agreement, dated as of September 4, 2018, among Borrowers, Agent and Lenders party thereto.

“Third Amendment Effective Date” means the first date on which all of the conditions set forth in Section 9 of the Third Amendment are satisfied.

(b) The definition of “Change in Control” appearing in Section 1.1 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

(c) “Change in Control” means any of the following: (a) any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), shall have acquired beneficial ownership of 25% or more on a fully diluted basis of the voting and/or economic interest in the Equity Interests of Mohawk Holdco after the Third Amendment Effective Date; (b) a majority of the members of the board of directors or other equivalent governing body of Mohawk Holdco cease to be composed of individuals (i) who were members of that board or equivalent governing body on the Third Amendment Effective Date, (ii) whose election, appointment or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election, appointment or nomination at least a majority of that board or equivalent governing body or (iii) whose election, appointment or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election, appointment or nomination at least a majority of that board or equivalent governing body of Mohawk Holdco; (c) Mohawk Holdco shall cease to, directly or indirectly, own and control one hundred percent (100%) of each class of the outstanding Equity Interests of each Subsidiary of Mohawk Holdco (except to the extent any such Subsidiary becomes party to any merger or consolidation otherwise permitted pursuant to Section 5.6); and (d) the occurrence of any “Change of Control”, “Change in Control” or terms of similar import under any document or instrument governing or relating to Debt of or equity in such Person. As used herein, “beneficial ownership” shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934.

(d) The definition of “Operative Documents” appearing in Section 1.1 of the Original Credit Agreement is hereby amended by adding the words “, the Merger Agreement,” immediately following the words “the Financing Documents”.

(e) A new Section 5.17 is hereby added to the Original Credit Agreement in appropriate numerical order, as follows:

“Section 5.17 Registration Events. No Borrower will permit a “Registration Event” (as such term is defined in Registration Rights Agreement) to occur.

(f) A new Section 5.18 is hereby added to the Original Credit Agreement in appropriate numerical order, as follows:

“Section 5.18 Mohawk Holdco. Mohawk Holdco will not incur or permit to exist any Debt nor grant or permit to exist any Liens upon any of its properties or assets nor engage in any operations, business or activity other than (i) owning 100% of the equity interests of Mohawk Parent and all operations incidental thereto, (ii) granting a security interest in all its assets to Agent, for the benefit of the Lenders and other Permitted Liens, (iii) executing and performing its obligations under the Operative Documents to which it is a party, (iv) fulfilling its obligations under the Operative Documents to which it is a party, (v) performing administrative, governance and supervisory functions in connection with the operation of the business of its Subsidiaries, (vi) issuing equity interests, including without limitation pursuant to stock option plans, (v) the Debt and obligations under the Operative Documents, (vi) the maintenance of its corporate existence and corporate governance and other activities reasonably incidental thereto and (vii) guarantees of obligations of Subsidiaries to the extent permitted by this Agreement.”

(g) Attached hereto as Exhibit C are supplements to the Schedules to the Original Credit Agreement and setting forth the relevant information with respect to New Borrower which are added to the information set forth on Schedules to the Original Credit Agreement to which they apply and shall be deemed attached thereto and become a part thereof.

5. Amendment to Pledge Agreement. Each Borrower, including New Borrower, hereby agrees that the schedules attached hereto as Exhibit B are true and correct as of the date hereof and reflect the joinder of New Borrower as a Pledgor under the Pledge Agreement and shall be deemed to be added to the schedules of the same number in the Pledge Agreement and shall be deemed attached thereto and become a part thereof.

6. Grant of Security Interest. Consistent with the intent of the parties and in consideration of the accommodations set forth herein, as further security for the prompt payment in full of all Obligations, and without limiting any other grant of a Lien and security interest in a Security Document, New Borrower hereby collaterally assigns and grants to Agent, for the benefit of itself and Lenders, and subject only to Permitted Liens, a continuing first priority Lien on and security interest in, upon, and to all of New Borrower’s right, title and interest in and to all of such New Borrower’s assets, including without limitation, all of such New Borrower’s right, title, and interest in and to the following, whether now owned or hereafter created, acquired or arising:

(a) all goods, Accounts (including health-care insurance receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles, commercial tort claims (including each such claim listed on Schedule 9.2(d)), documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, securities accounts, fixtures, letter of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located,

(b) all of New Borrower’s books and records relating to any of the foregoing; and

(c) any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral shall not, at any time, include more than 65% the voting capital stock of any first tier Restricted Foreign Subsidiary; provided that immediately upon any amendment of the Code that would allow the pledge of a greater percentage of such voting stock without material adverse tax consequences to such Borrower (including without limitation non-recognition of income if and to the extent the first tier Foreign Subsidiary has earnings and profits in any year following such amendment), “Collateral” shall automatically and without further action required by, and without notice to, any Person include such greater percentage of voting stock of such first tier Restricted Foreign Subsidiary from that time forward.

New Borrower hereby authorizes Agent to file UCC-1 financing statements against New Borrower covering the Collateral owned by New Borrower in such jurisdictions as Agent shall deem necessary, prudent or desirable to perfect and protect the liens and security interests granted to Agent hereunder.

7. Representations and Warranties; Reaffirmation of Security Interest; Updated Schedules. Each Borrower hereby (a) confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, and (b) covenants to perform its respective obligations under the Credit Agreement.    Each Borrower confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than Permitted Liens. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Borrower, and are enforceable against such Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

8. Costs and Fees.

(a) In consideration of Agent’s agreement to enter into this Agreement, Borrowers agree to pay Agent, for the benefit of all Lenders, an amendment fee in the amount of $50,000 (the “Amendment Fee”). The Amendment Fee shall be due and payable on the Third Amendment Effective Date and, once paid, is non-refundable. If the Amendment Fee is not paid when due, Borrowers hereby authorize Agent to deduct all of such fees set forth in this Section 8(a) from the proceeds of one or more Revolving Loans made under the Credit Agreement.

(b) Borrowers shall be responsible for the payment of all reasonable and documented out-of-pocket costs and fees of Agent’s counsel incurred in connection with the preparation of this Agreement and any related documents. If Agent or any Lender uses in-house counsel for any of these purposes, Borrowers further agree that the Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Agent or such Lender for the work performed.

9. Conditions to Effectiveness. This Agreement shall become effective as of the date on which Agent has received each agreement, document and instrument set forth on the closing checklist prepared by Agent or its counsel, each in form and substance satisfactory to Agent, including the satisfaction of the following conditions precedent, each to the satisfaction of Agent in its sole discretion:

(a) Borrowers shall have delivered to Agent this Agreement, duly executed by an authorized officer of each Borrower;

(b) Agent shall have received executed copies of the Merger Agreement and all other material agreements, documents or instruments pursuant to which the Merger is to be consummated, any schedules to such agreements, documents or instruments and all other material ancillary agreements, instruments and documents to be executed or delivered in connection therewith, and, to the extent required to be completed prior to the closing of such Merger under the related acquisition agreement, all required regulatory and third party approvals and copies of any environmental assessments;

(c) the Merger has been consummated (i) in all material respects in accordance with the terms of the Merger Agreement, (ii) in accordance with applicable Law (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(d) the Merger is not hostile and, if applicable, shall have been approved by the board of directors (or other similar body) and/or the stockholders or other equity holders of New Borrower (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(e) no Debt or Liens are assumed or created in connection with the Merger (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(f) Agent shall have received a duly executed legal opinion of New Borrower’s counsel, addressed to Agent and Lenders, addressing matters Agent may reasonably request;

(g) Borrowers shall have delivered such other documents, information, certificates, records, permits, and filings as the Agent may reasonably request, including, without limitation, any agreements, instruments and other documents necessary to ensure that Agent receives a perfected Lien in all entities and assets acquired in connection with the Merger to the extent required by the Credit Agreement;

(h) all of the representations and warranties of Borrowers set forth in the herein and in the other Financing Documents are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) on and as of such date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(i) no Default or Event of Default shall exist under any of the Financing Documents (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and

(j) Agent shall have received from Borrowers all of the fees owing pursuant to this Agreement, including pursuant to Section 8(a).

10. Conditions Subsequent.

(a) On or prior to the date which is 60 days following the Effective Date (as such term is defined in Registration Rights Agreement) Borrowers shall deliver to Agent evidence satisfactory to Agent that Borrowers have filed with the SEC a Registration Statement on Form S-1 with respect to the Registrable Shares (as such term is defined in the Registration Rights Agreement)(the “Registration Statement”) and have otherwise complied with the terms of Section 3(a)(i) of the Registration Rights Agreement.

(b) Immediately following such declaration (but in any event no later than 135 days after the SEC Filing Date (as such term is defined in the Registration Rights Agreement), Borrowers shall deliver to Agent evidence satisfactory to Agent that the Registration Statement has been declared effective by the SEC.

(c) On or prior to the date which is 15 days following the Third Amendment Effective Date (or such longer period as Agent may agree in its sole discretion) Borrowers shall deliver to Agent an opinion as to matters of Maryland law in form and substance satisfactory to Agent in its reasonable discretion.

(d) On or prior to the date which is 10 days following the Third Amendment Effective Date (or such longer period as Agent may agree in its sole discretion) Borrowers shall deliver to Agent the original stock certificate evidencing New Borrower’s ownership of Mohawk and the corresponding original stock power related thereto.

(e) Each Borrower hereby agrees that failure to comply with the requirements set forth in Sections 10(a), 10(b) and 10(c) shall constitute an immediate and automatic Event of Default.

11. Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the Third Amendment Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among any or all of the Borrowers, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

12. No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing

Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

13. Confidentiality. No Borrower will disclose the contents of this Agreement, the Credit Agreement or any of the other Financing Documents to any third party (other than to such Borrower’s current and prospective direct and indirect financing sources, acquirors and holders of Debt of Credit Parties and the Credit Parties’ direct and indirect equityholders, and its and their respective attorneys, advisors, directors, managers and officers on a need-to-know basis or as otherwise may be required by law or in connection with the resolution of a dispute brought hereunder involving a Credit Party and any of Agent, any Lender, any Participant) without Agent’s prior written consent. Each Borrower agrees to inform all such persons who receive information concerning this Agreement, the Credit Agreement and the other Financing Documents that such information is confidential and may not be disclosed to any other person except as may be required by Law, including to any court or regulatory agency having jurisdiction over such Borrower, any Lender or the Agent.

14. Affirmation. Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

15. Miscellaneous.

(a) Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Borrower.

(b) GOVERNING LAW. THIS AGREEMENT AND EACH OTHER FINANCING DOCUMENT, AND ALL MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

(c) Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 12.8 (Submission to Jurisdiction) and Section 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(d) Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(e) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.

(f) Entire Agreement. The Credit Agreement, as amended hereby, and the other Financing Documents constitute the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(g) Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(h) Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Agreement under seal as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING X TRUST

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

		By:	/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:	MIDCAP FUNDING X TRUST

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

		By:	/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:	MIDCAP FUNDING X TRUST

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

		By:	/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

[Signatures Continue on Following Page]

ORIGINAL BORROWERS:	MOHAWK GROUP, INC.

	By:	/s/ Fabrice Hamaide (SEAL)
Name: Fabrice Hamaide
Title: Chief Financial Officer

XTAVA LLC

	By:	/s/ Fabrice Hamaide (SEAL)
Name: Fabrice Hamaide
Title: Chief Financial Officer

SUNLABZ LLC

	By:	/s/ Fabrice Hamaide (SEAL)
Name: Fabrice Hamaide
Title: Chief Financial Officer

RIF6 LLC

	By:	/s/ Fabrice Hamaide (SEAL)
Name: Fabrice Hamaide
Title: Chief Financial Officer

VREMI LLC

	By:	/s/ Fabrice Hamaide (SEAL)
Name: Fabrice Hamaide
Title: Chief Financial Officer

HOMELABS LLC

	By:	/s/ Fabrice Hamaide (SEAL)
Name: Fabrice Hamaide
Title: Chief Financial Officer

VIDAZEN LLC

By:	/s/ Fabrice Hamaide	(SEAL)
Name: Fabrice Hamaide
Title: Chief Financial Officer

URBAN SOURCE LLC

By:	/s/ Fabrice Hamaide	(SEAL)
Name: Fabrice Hamaide
Title: Chief Financial Officer

ZEPHYRBEAUTY LLC

By:	/s/ Fabrice Hamaide	(SEAL)
Name: Fabrice Hamaide
Title: Chief Financial Officer

DISCOCART LLC

By:	/s/ Fabrice Hamaide	(SEAL)
Name: Fabrice Hamaide
Title: Chief Financial Officer

VUETI LLC

By:	/s/ Fabrice Hamaide	(SEAL)
Name: Fabrice Hamaide
Title: Chief Financial Officer

PUNCHED LLC

By:	/s/ Fabrice Hamaide	(SEAL)
Name: Fabrice Hamaide
Title: Chief Financial Officer

SWEETHOMEDEALZ LLC

By:	/s/ Fabrice Hamaide (SEAL)
Name: Fabrice Hamaide
Title: Chief Financial Officer

KITCHENVOX LLC

By:	/s/ Fabrice Hamaide (SEAL)
Name: Fabrice Hamaide
Title: Chief Financial Officer

EXORIDER LLC

By:	/s/ Fabrice Hamaide (SEAL)
Name: Fabrice Hamaide
Title: Chief Financial Officer

KINETIC WAVE LLC

By:	/s/ Fabrice Hamaide (SEAL)
Name: Fabrice Hamaide
Title: Chief Financial Officer

3GIRLSFROMNY LLC

By:	/s/ Fabrice Hamaide (SEAL)
Name: Fabrice Hamaide
Title: Chief Financial Officer

CHICALLEY LLC

By:	/s/ Fabrice Hamaide (SEAL)
Name: Fabrice Hamaide
Title: Chief Financial Officer

BOXWHALE, LLC

	By:	/s/ Fabrice Hamaide (SEAL)
Name: Fabrice Hamaide
Title: Chief Financial Officer

NEW BORROWER:	MOHAWK GROUP HOLDINGS, INC.

	By:	/s/ Fabrice Hamaide (SEAL)
Name: Fabrice Hamaide
Title: Chief Financial Officer